Investor Presentation August 2020 Exhibit 99.3

Disclaimer On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). Unless otherwise indicated, information provided in this presentation (a) that relates to any periods ended prior to the Closing Date reflect that of Hawk Parent prior to the Business Combination, (b) that relates to any period ended December 31, 2019 reflect the combination of (i) Hawk Parent for the periods from January 1, 2019 through July 10, 2019 and (ii) REPAY for the period from the Closing Date through December 31, 2019. Such combination reflects a simple arithmetic addition of the relevant periods. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in any financial information of Hawk Parent. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements our industry and market sizes, future opportunities for us and our estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in prior reports filed with the SEC, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or its mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and realize the benefits of the Company’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this prospectus. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.  Non-GAAP Financial Measures  This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities; share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, other taxes, strategic initiative related costs and other non-recurring charges. Organic gross profit growth is a non-GAAP financial measure that represents the year-on-year gross profit growth that excludes gross profit attributed to acquisitions made in 2019. REPAY believes that Adjusted EBITDA and organic gross profit growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA and organic gross profit growth are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, organic gross profit or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and organic gross profit growth alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.  No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Section 1: Introduction to REPAY

Who We Are

REPAY

Realtime Electronic Payments

A leading, highly-integrated omni-channel payment technology platform modernizing loan repayment verticals and B2B payments

$10.7Bn
Annual Card Payment Volume

47%
Historical Gross Profit CAGR(1)

~98%
Volume Retention(2)

84%
Cash Flow Conversion(3)

1) CAGR is from 2017A – 2019A
2) Volume retention for YTD period as of December 31, 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%. Calculation excludes TriSource and APS Payments
3) 2019A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA. Capex includes PP&E, new software development and new 3rd party software assets. Other companies may calculate capex and related measures differently and you should consider how that reduces the usefulness of this metric. Capex was 5% of total revenue (unadjusted for impact of adoption of ASC 606) in 2019.

REPAY Realtime Electronic Payments
3

Why REPAY? ORGANIC GROWTH M&A CATALYSTS LONG-TERM GROWTH Secular Trends Away From Cash and Check Toward Digital Payments Transaction Growth in Key Verticals Further Penetrate Existing Clients Deepen Presence in Existing Verticals (e.g. Automotive, B2B, Credit Unions, Revenue Cycle Management, Canada) Expand into New Verticals/Geographies Transformational Acquisitions Extending Broader Solution Suite $3.0Tn TAM (1) Creates Long Runway for Growth Deep Presence in Key Verticals Creates Significant Defensibility Highly Attractive Financial Model SHAREHOLDER RETURN DRIVEN BY + = Source: Third-party research and management estimates

Our Strong Execution and Momentum

REPAY

Executing Our Vision...

	At Initial Business Combination (IBC)	Today [1]
Total Addressable Market	~$535Bn	~$3.0Tn [2]
Merchant Count	~4,000	~14,000+ [3]
# of ISV Integrations	53	90 [4]

...And Delivering Superior Results

FY 2019	
Card Payment Volume	+44%
Gross Profit	+43%
Adj. EBITDA	+32%

Organic Gross Profit Growth ~29% [5]

1) As of August 2020
2) Third-party research and management estimates
3) Management estimate, includes TriSource, APS, Ventanex, and cPayPlus
4) Includes integrations from APS, Ventanex, and cPayPlus acquisitions
5) Per management estimates; organic gross profit growth is a non-GAAP financial measure that represents the year-on-year gross profit growth that excludes gross profit attributed to acquisitions made in 2019

REPAY Realtime Electronic Payments

5

Section 2: REPAY Investment Highlights

REPAY’s Business Strengths and Strategies A Leading, Omni-Channel Payment Technology Provider FAST GROWING AND UNDERPENETRATED MARKET OPPORTUNITY VERTICALLY INTEGRATED PAYMENT TECHNOLOGY PLATFORM DRIVING FRICTIONLESS PAYMENTS EXPERIENCE EXPERIENCED BOARD WITH DEEP PAYMENTS EXPERTISE MULTIPLE AVENUES FOR LONG-TERM GROWTH HIGHLY STRATEGIC AND DIVERSE CLIENT BASE KEY SOFTWARE INTEGRATIONS ENABLING UNIQUE DISTRIBUTION MODEL 1 | 2 | 3 | 4 | 5 | 6 |

1 We Are Capitalizing on Large, Underserved Market Opportunities

REPAY

REPAY's three existing verticals plus the new B2B vertical represent ~$3.0Tn(1) of projected annual total payment volume by 2020

End Market Opportunities



Growth Opportunities
2020 Projected Payment Volumes
$1,100Bn
B2B Merchant Acquiring
$608Bn
Automotive Loans
$540Bn
B2B AP Automation
$500Bn
Mortgage
$170Bn
B2B Healthcare
$69Bn
Personal Loans
$58Bn
Receivables Mgmt
Canada
Credit Unions
REPAY
$10.7Bn
LTM Card Payment Volume (2)

REPAY's key end markets have been underserved by payment technology and service providers due to unique market dynamics

- **Loan repayment and B2B markets have lagged other industry verticals in moving to electronic payments**
  - Credit cards are not permitted in loan repayment which has resulted in overall low card penetration
  - B2B payments (including AP and AR) have traditionally been made via check or ACH
- **Merchants serving REPAY's markets—spanning consumer and business payments—are facing increasing demand from customers for electronic and omnichannel payment solutions**

REPAY Realtime Electronic Payments

1) Source: Third-party research and management estimates
2) Source: Management metric for LTM period as of December 31, 2019. Calculation includes TriSource and APS for post-acquisition periods

8

Card and Debit Payments Underpenetrated in Our Verticals Note: Credit generally not accepted as payment option in REPAY’s legacy end markets Source: The Nilson Report – December 2018. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods Source: Third-party research and management estimates Loan Repayment and B2B Payments Lag Other Markets in Migrating to Card Payments 1 ...And in REPAY’s Verticals Card Payment Penetration Across Industries... (1) (2) (2) (2) (2) (1) (1) (2)

Proprietary, Integrated Payment Technology Platform Reduces Complexity For a Unified Commerce Experience REPAY Has Built a Leading Next- Gen Software Platform Merchants Businesses and Consumers Accelerated payment cycle (ability to lend more / faster) through card processing Faster access to funds to help businesses with working capital 24 / 7 payment acceptance through “always open” omni-channel offering Direct software integrations into loan, dealer, and business management systems reduces operational complexity for merchant Improved regulatory compliance through fewer ACH returns Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7 Option to make real-time payments through use of card transactions Immediate feedback that payment has been processed Omni-channel payment methods (e.g. Web, Mobile, IVR, Text) Fewer ancillary charges (e.g. NSF fees) for borrowers through automatic recurring online debit card payments Pay Anywhere, Any Way, Any Time 2 Mobile App Text IVR REPAY’s omni-channel payment and electronic billing management platform significantly reduces complexity for customers and enhances the end-user experience Web

REPAY Leverages A Vertically Tiered Sales Strategy Supplemented By Software Integrations To Drive New Merchant Acquisitions Key Software Integrations Accelerates Distribution Direct sales model that is structured by vertical and by production tier Sales Support Team increases sales and supports onboarding process Software Integrations Sales Strategy / Distribution Model Tier 3 (Direct Sales) $5MM+ Monthly Volume Tier 2 (Direct Sales) $1MM – $5MM Monthly Volume Tier 1 (Call Center) <$1MM Monthly Volume Sales Support Team Successfully integrated with many of the top software providers Software integrations enable the direct salesforce to more easily access new merchant opportunities and respond to inbound leads Robust pipeline of other software vendors currently in discussions to integrate Number of Software Integration Partners 3 Inclusive of 8 integrations from acquisition of cPayPlus 40% CAGR

4 Attractive and Diverse Client Base Across Key Verticals

REPAY

REPAY's Platform Provides Significant Value To >14,000[1] Merchants Offering Solutions Across A Variety Of Industry Verticals

LOAN REPAYMENTS

PERSONAL LOANS

A Market Leader for Over a Decade in the Personal Loans Vertical

AUTOMOTIVE LOANS

Firmly Established Foothold in Auto Finance Vertical via Sigma and Paymaxx acquisitions

MORTGAGE SERVICING

Expanded into Mortgage Servicing Vertical via Ventanex acquisition

CANADA

Successfully Entered Canada in 2019

CREDIT UNIONS

Organic expansion into credit unions, a large and underserved market in the auto lending space


REPAY
Realtime Electronic Payments

B2B PAYMENTS

B2B MERCHANT ACQUIRING

Expanded into B2B Vertical via APS Acquisition

HEALTHCARE PAYMENTS

Expanded into B2B Healthcare Vertical via Ventanex acquisition

B2B AP AUTOMATION

Expanded into AP Automation Vertical via cPayPlus acquisition

OTHER PAYMENTS

PROCESSING

Processing technology solutions for ISO's, acquirers, and owned merchants via TriSource acquisition

RECEIVABLES MANAGEMENT/ REVENUE CYCLE MANAGEMENT

Expanded into Receivables Management/ Revenue Cycle Management Verticals via PaidSuite acquisition

1) Management estimate, including TriSource, APS, Ventanex, and cPayPlus

REPAY Realtime Electronic Payments

12

Demonstrated Ability to Acquire and Successfully Integrate Businesses 5 Represents A Significant Opportunity To Enhance Organic Growth In Existing Verticals And Accelerate Entry Into New Markets And Services Extend Solution Set via New Capabilities New Vertical Expansion Deepen Presence in Existing Verticals Back-end transaction processing capabilities, which enhance M&A strategy Value-add complex exception processing capabilities Expansion into the Automotive, Receivables Management, B2B Merchant Acquiring, B2B Healthcare, Mortgage Servicing, B2B AP Automation verticals Accelerates expansion into Automotive vertical (2017) (2019) (2016) (2017) * (2019) * THEME ACQUISITIONS RATIONALE Demonstrated ability to source, acquire and integrate various targets across different verticals Dedicated team to manage robust M&A pipeline (2020) (2020) * * *Completed since becoming a public company (2020) *

Multiple Levers to Continue to Drive Growth 5 REPAY’s Leading Platform & Attractive Market Opportunity Position It To Build On Its Record Of Growth & Profitability Expand Usage and Increase Adoption Acquire New Merchants in Existing Verticals Operational Efficiencies Future Market Expansion Opportunities Strategic M&A EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS Majority of growth derived from further penetration of existing client base

Experienced Board with Deep Payments Expertise 6 9-Member Board Of Directors Comprised Of Industry Veterans And Influential Leaders In The Financial Services And Payment Industries John Morris CEO & Co-Founder Shaler Alias President & Co-Founder Jeremy Schein Managing Director, Corsair Richard Thornburgh Senior Advisor, Corsair William Jacobs Former SVP, Mastercard / Board Member, Global Payments and Green Dot Peter Kight Chairman, Founder of CheckFree / Former Vice Chairman, Fiserv Paul Garcia Former Chairman and CEO, Global Payments Bob Hartheimer Former Managing Director, Promontory Maryann Goebel Former CIO, Fiserv

Section 3: REPAY Financial Overview

Financial Highlights

REPAY

REPAY's Unique Model Translates Into A Highly Attractive Financial Profile

$10.7Bn Annual Card Payment Volume	**~98%** Volume Retention (1)	**84%** Cash Flow Conversion (2)
43% Historical Card Payment Volume CAGR (3)	**47%** Historical Gross Profit CAGR (3)	**38%** Historical Adjusted EBITDA CAGR (3)

- ✓ Low volume attrition and low risk portfolio (4)
- ✓ Deeply integrated with customer base
- ✓ Differentiated technology platform & ecosystem
- ✓ Recurring transaction / volume based revenue

1) Volume retention for YTD period as of December 31, 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%. Calculation excludes TriSource and APS
2) 2019A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA. Capex includes PP&E, new software development and new 3rd party software assets. Other companies may calculate capex and related measures differently and you should consider how that reduces the usefulness of this metric. Capex was 5% of total revenue (unadjusted for impact of adoption of ASC 606) in 2019.
3) CAGR is from 2017A – 2019A

REPAY Realtime Electronic Payments

17

Significant Volume and Revenue Growth... Total Card Payment Volume ($Bn) Total Revenue ($MM) REPAY has generated strong, consistent volume growth, resulting in ~$10.7Bn in annual card processing volume in 2019 REPAY’s revenue growth has been strong, resulting in a 33% (1) CAGR from 2017A – 2019A CAGR is calculated using Processing and Service Fees, unadjusted for the impact of the adoption of ASC 606 21% 42% 14% 38% Y-o-Y Growth Y-o-Y Growth 43% CAGR 33% CAGR (1) 44% 28%

% Margin (3) % Margin (3) ...Translating into Accelerating Profitability Gross Profit (1) Adjusted EBITDA (2) Gross margins are improving due to a decrease in processing costs Highly scalable platform with attractive margins ($MM) Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606 See “Adjusted EBITDA Reconciliation” on slide 21 As a % of Processing and Services Fees, unadjusted for the impact of the adoption of ASC 606 47% CAGR 38% CAGR 64% 67% 45% 45% 73% 45%

Adjusted EBITDA Reconciliation – Historical

REPAY

($ in millions)	2017A	2018A	2019A
Net Income (Loss)	**$9.4**	**$10.5**	**($39.9)**
Interest Expense	5.7	6.1	9.1
Depreciation and Amortization	7.5	10.4	14.6
Income Tax Expense (Benefit)(1)	-	-	(5.0)
EBITDA(1)	**$22.6**	**$27.0**	**($21.2)**
Loss on Extinguishment of Debt(2)	1.2	0.0	1.4
Non-cash Change in FV Contingent Consideration(3)	(2.1)	(1.1)	-
Non-cash Change in FV of Tax Receivable Liability(4)	-	-	1.6
Share-based Compensation Expense(5)	0.6	0.8	22.9
Transaction Expenses(6)	1.4	4.8	40.1
Management Fees(7)	0.4	0.4	0.2
Legacy Commission Related Charges(8)	0.8	4.2	2.6
Employee Recruiting Costs(9)	0.3	0.3	0.1
Loss on Disposition of Property and Equipment	0.0	0.0	-
Other Taxes(10)	0.1	0.2	0.2
Strategic Initiative Costs(11)	0.2	0.3	0.4
Other Non-recurring Charges(12)	(0.0)	(0.0)	0.2
Adjusted EBITDA	**$25.4**	**$36.8**	**$48.4**

1) Prior to the Business Combination REPAY was not a taxable entity so there are no taxes to add back in calculating EBITDA for these periods.
2) Reflects write-offs of debt issuance costs relating to REPAY's term loans and prepayment penalties relating to its previous debt facilities.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, including accelerated vesting and new grants made in connection with the Business Combination.
6) Primarily consists of the professional service fees and other costs in connection with (1) the Business Combination, and the acquisitions of TriSource and APS in the period ended December 31, 2019, (2) the Business Combination and a potential acquisition by Repay that was abandoned during the year ended December 31, 2018, (3) financing transactions and the acquisitions of (i) PaidSuite, Inc. and PaidMD, LLC and (ii) Paymaxx Pro, LLC during the year ended December 31, 2017
7) Reflects management fees paid to Corsair Investments LP which have been terminated.
8) Represents payments made to certain employees in connection with transition from REPAY's legacy commission structure to its current commission structure.
9) Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel.
10) Reflects franchise taxes and other non-income based taxes.
11) Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements, one-time payment to vendor for additional merchant data, one-time payment relating to special projects for new market expansion and legal expanses relating to review of potential compliance matters.
12) Represents other non-recurring items that REPAY's management believes are not representative of its ongoing operations, including litigation-related adjustments.

REPAY
Realtime Electronic Payments
20